DREYFUS MIDCAP VALUE FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  For the 12-month period ended August 31, 1998, the Dreyfus Midcap Value Fund produced a total return of
-27.32% .* This was significantly behind the total return of -6.69% for the Russell Midcap Index, which serves as your Fund's benchmark.** It should be noted that the last day of the reporting period, August 31, 1998 saw the sharpest drop in equity prices in many years. In early September, some of the lost ground was regained.

The Fund invests principally in companies with a market capitalization between $400 million and $4 billion. The average company in the portfolio today has a market cap of $1.5 billion, which is considerably smaller than the Russell Midcap Index average of $4.8 billion. Smaller stocks have performed poorly in recent months relative to larger stocks and this contributed significantly to our underperformance.

ECONOMIC REVIEW

So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. World economic weakness has shifted expectations towards monetary easing. After many years of subpar economic growth, continental Europe moved into a better economic expansion. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the prices of assets they owned.

  The negative effect of Asian weakness was directed towards the industrial sector more than the consumer sector. Corporate profits weakened, especially in Asian-impacted sectors such as world-traded commodities (oil, metals and paper) and exporters. One result of the industrial weakness was to cool off a U.S.
economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields.

Market sentiment has shifted towards expectations of monetary ease in the U.S. and other industrial countries as the evidence of a weaker world economy has accumulated. The prospects for world economic weakness and monetary ease in the major countries will be powerfully impacted by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET OVERVIEW

  The 12 months ended August 31, 1998 encompassed some very different market phases with stock market strength during much of the period followed by a sharp decline towards the end, especially in August 1998, the final month of the fiscal year. Over the 12-month period, the total return on the Standard and Poor' s 500 Composite Stock Price Index was 8.12% despite a negative return of -14.45% in August 1998. Returns on mid-cap and small-cap stock indices tended to be weaker, with a negative total return on small-cap indices.

  Three key trends influenced stock market behavior during the fiscal year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for the entire period. Sentiment shifted from expectations of a possible Fed Funds rate increase to expectations of a cut by the end of the period. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multi-decade lows. Third, expectations for corporate profits dropped, first in the Asia-impacted sectors such as oil, basic materials and exporters and then for a broader list of stocks.

  The trigger for the sharp decline in stocks at the end of the period appeared to be the Russian default. This resulted in deepening concerns about weaker economic growth and corporate profits. There were also global margin calls on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields, financial stocks led the summer sell-off due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions.

  The erosion of expectations about corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks which fall into the value category fell sharply following the Russian default in mid-July 1998.

  The fiscal year ended August 1998 was characterized by very different performances of the various market sectors. Super-cap growth stocks did best, followed by large-cap stocks in general with mid-cap and small-cap stocks lagging behind. For example, the total return for the fiscal year on the Russell 1000 Index with a heavy large-cap representation was 6.10%, with the Russell 1000 Growth Index returning 8.26% while the Russell 1000 Value Index returned 3.89% . The return on the Russell Midcap Index was -6.69% while the small-cap Russell 2000 Index return was -19.40%.

  By the end of the fiscal year, there were growing expectations of monetary easing by the Federal Reserve but, as of this writing, no such action has yet occurred.

INVESTMENT PHILOSOPHY

Our investment philosophy continues to focus on identifying undervalued stocks with positive short-term business trends and solid long-term fundamentals. We
examine   many   measures   to  identify  undervalued  stocks;  Price/Earnings,
Price/Book, Price/Sales, Enterprise Value/EBITDA and Breakup Value are the most prevalent. We also pay close attention to normalized earnings for cyclical industries. Our focus is on stocks that are undervalued versus their own historical valuation ranges and against the market as a whole.

  While undervalued stocks tend to have less downside than the market as a whole, our primary focus is on those stocks where business is getting better and there is good potential for positive earnings surprises. We spend a lot of time talking to managements of out-of-favor companies in order to identify positive turns in business trends before the improvements become widely known by Wall Street. As holdings appreciate to fair value, we sell them even if business conditions remain very favorable. Our dedication to the "value" style of investing is of paramount importance. Additionally, our analysis is done on a stock-by-stock basis. Our sector weightings result from detailed bottom-up analysis of individual securities. To help manage risk, we typically limit investments in individual securities to 5% of the Fund, limit sector weightings to no more than 30% or three times the weight in the Russell Midcap Index, and
maintain    a    highly    diversified    portfolio.

PORTFOLIO FOCUS

  In addition to our recent focus on securities in the lower end of the mid-cap range, the Fund's performance was adversely impacted by our underweight position in utilities and our overweight position in technology and energy, relative to the Russell Midcap Index. Technology companies, many of which have significant Asian exposure, have been hurt by the weakness in the Asian economies. Nonetheless, we currently remain overweight in technology because many of these issues are trading close to their all-time lows on many valuation measures. There are some short-term business risks for many of these companies, but we believe there could be considerable upside potential once all of the bad news out of Asia has been fully discounted in the stock prices. Utilities, on the other hand, have performed very well recently due to falling interest rates and, more importantly, investors seeking safe havens from the risks of earnings disappointments due to the Asian crisis. While such defensive tendencies can continue to drive utilities higher, our exposure currently remains minimal because, in our view, growth prospects are anemic, business momentum is neutral, and political risk is high.

  We continued to seek attractively valued stocks within the consumer services sector. Many of these stocks previously traded at very rich price/earnings multiples and have been severely penalized by the market because of short-term challenges or a modest deceleration of growth. Yet many of these companies are
high    quality,    consistent    long-term    growers.

  For several years, financial stocks have benefited from a very favorable interest rate environment and a consolidation trend in the banking sector.
However, valuation levels for many of these companies are extremely high when compared to historical valuation measures. For that reason, we have limited exposure to this group, even though business momentum remains solid. Our underweight position helped the Fund's overall performance.

  We have reduced holdings in the basic industries sector due to slowing international economies. This area is more cyclical and holds less promise in the current environment. We maintain an overweight position in health care. This sector has more consistent earnings potential and advances in technology continue to drive earnings growth for many of the health care companies.

  We now have a large exposure to energy, particularly exploration and production companies, which hurt performance.Many of these companies trade at or near all-time lows on such relevant measures as price-to-cash flow. If energy prices recover, these stocks would appear to be even cheaper. Ultimately, we believe, stock valuations and energy prices should revert to more normal levels

  Your investment in this Fund is very much appreciated. Please be assured that we will continue exerting our best efforts to bring you rewarding returns.

               Very truly yours,



               [Peter I. Higgins signature logo]


               Peter I. Higgins

               Portfolio Manager

September 25, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE:  LIPPER ANALYTICAL SERVICES, INC.--The Russell Midcap Index consists
of   the  bottom  800  securities  in  the Russell 1000 Index as ranked by total
market  capitalization  and  is  a   widely accepted measure of medium-cap stock
market performance.


DREYFUS MIDCAP VALUE FUND                                     AUGUST 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS MIDCAP VALUE FUND
                         AND THE RUSSELL MIDCAP INDEX

                                    Dollars

$14,335

Dreyfus Midcap Value Fund

$13,835

Russell Midcap Index*

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

                    One Year Ended         From Inception (9/29/95)

                    August 31, 1998           to August 31, 1998

                  ____________________     ___________________________

                       (27.32%)                     13.13%
---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Midcap Value Fund on 9/29/95 (Inception Date) to a $10,000 investment made in the Russell Midcap Index on that date. All dividends and capital gain distributions are reinvested

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS MIDCAP VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                      AUGUST 31, 1998

Common Stocks--99.6%                                                                                Shares            Value
-------------------------------------------------------                                          ____________     _____________
            Basic Industries--8.6%  Geon . . . . . . . . . . . . . . . . . . . . . . . . .             27,200     $     527,000

                                    Louisiana Pacific  . . . . . . . . . . . . . . . . . .             92,100         1,738,388

                                    Philip Services  . . . . . . . . . . . . . . . . . (a)            101,100           126,375

                                    Safety-Kleen . . . . . . . . . . . . . . . . . . . . .            807,900         2,373,197

                                    Stone Container  . . . . . . . . . . . . . . . . . (a)            157,800         1,647,038

                                    Tyson Foods, Cl. A . . . . . . . . . . . . . . . . . .             29,500           483,063

                                                                                                                   ____________

                                                                                                                      6,895,061

                                                                                                                   ____________

               Capital Goods--8.0%  Alliant Techsystems  . . . . . . . . . . . . . . . (a)             21,700         1,424,063

                                    Cummins Engine . . . . . . . . . . . . . . . . . . . .             24,400           992,775

                                    Dana . . . . . . . . . . . . . . . . . . . . . . . . .             19,600           768,075

                                    Danka Business Systems, A.D.R. . . . . . . . . . . . .             55,600           389,200

                                    Federal Signal . . . . . . . . . . . . . . . . . . . .              9,300           189,488

                                    Federal-Mogul  . . . . . . . . . . . . . . . . . . . .             30,500         1,627,938

                                    Fluor  . . . . . . . . . . . . . . . . . . . . . . . .              8,800           348,150

                                    U.S. Filter  . . . . . . . . . . . . . . . . . . . (a)             36,400           655,200

                                                                                                                   ____________

                                                                                                                      6,394,889

                                                                                                                   ____________

           Consumer Cyclical--2.6%  Dillard's, Cl. A . . . . . . . . . . . . . . . . . . .             29,300           846,038

                                    OfficeMax  . . . . . . . . . . . . . . . . . . . . (a)            105,500         1,107,750

                                    Sunglass Hut International . . . . . . . . . . . . (a)             18,300           105,225

                                                                                                                   ____________

                                                                                                                      2,059,013

                                                                                                                   ____________

           Consumer Durables--2.3%  BE Aerospace . . . . . . . . . . . . . . . . . . . (a)             28,200           586,913

                                    Kaufman & Broad Home . . . . . . . . . . . . . . . . .             60,600         1,295,325

                                                                                                                   ____________

                                                                                                                      1,882,238

                                                                                                                   ____________

       Consumer Non-Durables--4.5%  Ball . . . . . . . . . . . . . . . . . . . . . . . . .             75,100         2,806,863

                                    Department 56  . . . . . . . . . . . . . . . . . . (a)             17,300           510,350

                                    Vitro, A.D.S.  . . . . . . . . . . . . . . . . . . . .             86,900           331,306

                                                                                                                   ____________

                                                                                                                      3,648,519

                                                                                                                   ____________

          Consumer Services--13.9%  AC Nielsen . . . . . . . . . . . . . . . . . . . . (a)            101,000         2,026,313

                                    Consolidated Stores  . . . . . . . . . . . . . . . (a)             43,000         1,354,500

                                    Dress Barn . . . . . . . . . . . . . . . . . . . . (a)             15,300           265,838

                                    Gymboree . . . . . . . . . . . . . . . . . . . . . (a)             46,200           404,250

                                    Pep Boys-Manny, Moe & Jack . . . . . . . . . . . . . .             60,100           882,719

                                    Tommy Hilfiger . . . . . . . . . . . . . . . . . . (a)             50,400         2,356,200

                                    Tricon Global Restaurants  . . . . . . . . . . . . (a)             49,600         1,838,300

                                    Unisource Worldwide  . . . . . . . . . . . . . . . . .            160,900         1,065,963

                                    Venator Group  . . . . . . . . . . . . . . . . . . (a)            103,900           941,594

                                                                                                                   ____________

                                                                                                                     11,135,677

                                                                                                                   ____________

                     Energy--12.8%  BJ Services  . . . . . . . . . . . . . . . . . . . (a)             44,000           555,500

                                    Devon Energy . . . . . . . . . . . . . . . . . . . . .             21,200           560,475

                                    EEX  . . . . . . . . . . . . . . . . . . . . . . . (a)            166,700           739,731

                                    Enron Oil & Gas  . . . . . . . . . . . . . . . . . . .             73,400           954,200

                                    EVI Weatherford  . . . . . . . . . . . . . . . . . (a)             48,325           736,956

                                    Forcenergy . . . . . . . . . . . . . . . . . . . . (a)             26,400           150,150

                                    Newfield Exploration . . . . . . . . . . . . . . . (a)             14,600           229,038

DREYFUS MIDCAP VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                          AUGUST 31, 1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------                                          ____________      ____________

                Energy (continued)  Oryx Energy  . . . . . . . . . . . . . . . . . . . (a)             68,300     $     849,481

                                    Pennzoil . . . . . . . . . . . . . . . . . . . . . . .             16,600           593,450

                                    Santa Fe Energy Resources  . . . . . . . . . . . . (a)            186,500         1,398,750

                                    Tosco  . . . . . . . . . . . . . . . . . . . . . . . .             62,500         1,375,000

                                    Valero Energy  . . . . . . . . . . . . . . . . . . . .             85,600         1,530,100

                                    Vintage Petroleum  . . . . . . . . . . . . . . . . . .             72,100           563,281

                                                                                                                   ____________

                                                                                                                     10,236,112

                                                                                                                   ____________

                    Finance--13.1%  Allmerica Financial  . . . . . . . . . . . . . . . . .             39,200         2,337,300

                                    Astoria Financial  . . . . . . . . . . . . . . . . . .             24,600           885,600

                                    Dime Bancorp . . . . . . . . . . . . . . . . . . . . .             41,200           782,800

                                    Everest Reinsurance Holdings . . . . . . . . . . . . .             41,100         1,438,500

                                    Golden State Bancorp . . . . . . . . . . . . . . . (a)            122,800         1,949,450

                                    Heller Financial . . . . . . . . . . . . . . . . . (a)             61,000         1,204,750

                                    Independence Community Bank  . . . . . . . . . . . (a)             23,800           261,800

                                    Long Island Bancorp  . . . . . . . . . . . . . . . . .             44,800         1,680,000

                                                                                                                   ____________

                                                                                                                     10,540,200

                                                                                                                   ____________

                Health Care--12.1%  AmeriSource Health, Cl. A  . . . . . . . . . . . . (a)              8,600           404,738

                                    Beckman Coulter  . . . . . . . . . . . . . . . . . . .             35,000         1,938,125

                                    ESC Medical Systems  . . . . . . . . . . . . . . . (a)             66,400         1,240,850

                                    Foundation Health  . . . . . . . . . . . . . . . . (a)             62,300           696,981

                                    Integrated Health Services . . . . . . . . . . . . . .             33,400           647,125

                                    PharMerica . . . . . . . . . . . . . . . . . . . . (a)            221,500           865,234

                                    Quest Diagnostics  . . . . . . . . . . . . . . . . (a)            130,700         2,172,888

                                    Respironics  . . . . . . . . . . . . . . . . . . . (a)              5,200            59,800

                                    Teva Pharmaceutical Industries, A.D.R. . . . . . . . .             47,000         1,683,188

                                                                                                                   ____________

                                                                                                                      9,708,929

                                                                                                                   ____________

                Miscellaneous--.2%  CalMat . . . . . . . . . . . . . . . . . . . . . . . .             10,900           183,256

                                                                                                                   ____________

           Oil & Gas Drilling--.3%  Diamond Offshore Drilling  . . . . . . . . . . . . . .             11,400           237,975

                                                                                                                   ____________

                 Photography--1.0%  Polaroid . . . . . . . . . . . . . . . . . . . . . . .             29,700           835,313

                                                                                                                   ____________

                 Technology--17.6%  Atmel  . . . . . . . . . . . . . . . . . . . . . . (a)             22,900           138,116

                                    AVX  . . . . . . . . . . . . . . . . . . . . . . . . .              2,600            38,675

                                    CHS Electronics  . . . . . . . . . . . . . . . . . (a)            107,900         1,362,238

                                    Electroglas  . . . . . . . . . . . . . . . . . . . (a)             20,200           217,150

                                    Etec Systems . . . . . . . . . . . . . . . . . . . (a)             15,400           371,525

                                    General Semiconductor  . . . . . . . . . . . . . . (a)              9,250            59,547

                                    KLA-Tencor . . . . . . . . . . . . . . . . . . . . (a)             18,500           393,125

                                    Lam Research . . . . . . . . . . . . . . . . . . . (a)             85,800           938,438

                                    Learning Company . . . . . . . . . . . . . . . . . (a)             85,500         1,512,281

                                    Maxtor . . . . . . . . . . . . . . . . . . . . . . (a)             82,300           560,669

                                    National Semiconductor . . . . . . . . . . . . . . (a)             19,500           177,938

                                    Oak Industries . . . . . . . . . . . . . . . . . . (a)             19,200           574,800

                                    Quantum  . . . . . . . . . . . . . . . . . . . . . (a)            105,800         1,210,088

                                    Read-Rite  . . . . . . . . . . . . . . . . . . . . (a)             99,700           548,350

                                    Sybase . . . . . . . . . . . . . . . . . . . . . . (a)             48,800           335,500

DREYFUS MIDCAP VALUE FUND
-----------------------------------------------------------------------------


STATEMENT OF INVESTMENTS (CONTINUED)                          AUGUST 31, 1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------                                          ____________      ____________

            Technology (continued)  Symantec . . . . . . . . . . . . . . . . . . . . . (a)            144,200      $  2,361,275

                                    Teradyne . . . . . . . . . . . . . . . . . . . . . (a)             44,600           774,925

                                    Vishay Intertechnology . . . . . . . . . . . . . . (a)             78,500           824,250

                                    Wang Laboratories  . . . . . . . . . . . . . . . . (a)             89,400         1,743,300

                                                                                                                   ____________

                                                                                                                     14,142,190

                                                                                                                   ____________

              Transportation--1.8%  Atlas Air  . . . . . . . . . . . . . . . . . . . . (a)              6,000           142,500

                                    Yellow . . . . . . . . . . . . . . . . . . . . . . (a)            111,200         1,327,450

                                                                                                                   ____________

                                                                                                                      1,469,950

                                                                                                                   ____________

                    Utilities--.8%  Call-Net Enterprises, Cl. B  . . . . . . . . . . . (a)             55,900           604,419

                                                                                                                   ____________

TOTAL INVESTMENTS (cost $115,484,974). . . . . . . . . . . . . . . . . . . . . . . . . . .              99.6%       $79,973,741

                                                                                                      =======      ============


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .4%     $     326,521

                                                                                                      =======      ============

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $80,300,262

                                                                                                      =======      ============
Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                           AUGUST 31, 1998

                                                                                                    Cost              Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $115,484,974     $  79,973,741

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              114,600

                                 Receivable for investment securities sold . . . . . . . .                            1,977,664

                                 Dividends and interest receivable . . . . . . . . . . . .                              118,358

                                 Receivable for shares of Common Stock subscribed  . . . .                               20,800

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               27,411

                                                                                                                  _____________

                                                                                                                     82,232,574

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               79,211

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               21,691

                                 Payable for shares of Common Stock redeemed . . . . . . .                            1,024,726

                                 Payable for investment securities purchased . . . . . . .                              489,131

                                 Bank loan payable--Note 2 . . . . . . . . . . . . . . . .                              250,000

                                 Interest payable--Note 2  . . . . . . . . . . . . . . . .                                1,039

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               66,514

                                                                                                                  _____________

                                                                                                                      1,932,312

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $  80,300,262

                                                                                                                  =============


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $107,874,703

                                 Accumulated net realized gain (loss) on investments

                                   and securities sold short . . . . . . . . . . . . . . .                            7,936,792

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments--Note 4(b) . . . . . . . . . . . . . . .                          (35,511,233)

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $  80,300,262

                                                                                                                  =============

SHARES OUTSTANDING

(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                            5,217,372

NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $15.39

                                                                                                                        =======

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                            YEAR ENDED AUGUST 31, 1998

INVESTMENT INCOME

INCOME:             Cash dividends (net of $13,953 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . . . . . .      $   1,208,205

                                 Interest  . . . . . . . . . . . . . . . . . . . . . . . .            110,341

                                                                                                 ____________

                                        Total Income . . . . . . . . . . . . . . . . . . .                        $   1,318,546

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .            941,508

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .            522,432

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             55,327

                                 Prospectus and shareholders' reports  . . . . . . . . . .             38,440

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             29,030

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .             23,738

                                 Interest expense--Note 2  . . . . . . . . . . . . . . . .             16,017

                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .              8,437

                                 Dividends on secuities sold short . . . . . . . . . . . .                989

                                 Loan commitment fees--Note 2  . . . . . . . . . . . . . .                606

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              2,062

                                                                                                 ____________

                                        Total Expenses . . . . . . . . . . . . . . . . . .                            1,638,586

                                                                                                                   ____________

INVESTMENT (LOSS). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             (320,040)

                                                                                                                   ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                    Net realized gain (loss) on investments:

                                    Long transactions  . . . . . . . . . . . . . . . . . .      $   9,946,689

                                    Short sale transactions  . . . . . . . . . . . . . . .           (377,025)

                                                                                                 ____________

                                        Net Realized Gain (Loss) . . . . . . . . . . . . .                            9,569,664

                                 Net unrealized appreciation (depreciation) on

                                    investments and securities sold short  . . . . . . . .                          (41,688,800)

                                                                                                                   ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                          (32,119,136)

                                                                                                                   ____________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                         $(32,439,176)


                                                                                                                   ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                Year Ended       Year Ended

                                                                                              August 31, 1998  August 31, 1997

                                                                                              ______________   _______________

OPERATIONS:
  Investment (loss)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $      (320,040)  $       (34,284)

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . .           9,569,664         4,862,897

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . .         (41,688,800)        6,128,925

                                                                                               _____________     _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . .         (32,439,176)       10,957,538

                                                                                               _____________     _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            ---                (14,466)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . .          (6,040,421)         (632,898)

                                                                                               _____________     _____________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (6,040,421)         (647,364)

                                                                                               _____________     _____________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         126,448,114        87,803,219

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           5,763,416           637,529

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (94,925,810)      (20,848,171)

                                                                                               _____________     _____________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . . .          37,285,720        67,592,577

                                                                                               _____________     _____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . .          (1,193,877)       77,902,751

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          81,494,139         3,591,388

                                                                                               _____________     _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  80,300,262     $  81,494,139

                                                                                               =============     =============


                                                                                                  Shares             Shares

                                                                                               _____________     _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           5,669,980         4,544,579

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . .             274,710            37,348

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (4,393,602)       (1,142,930)

                                                                                               _____________     _____________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . . .           1,551,088         3,438,997

                                                                                               =============     =============
                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                   Year Ended August 31,

                                                                                             ________________________________
PER SHARE DATA:                                                                            1998          1997          1996(1)
                                                                                          ______        ______        ______
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . .          $22.23        $15.80        $12.50

                                                                                          ______        ______        ______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . . . . . . . . . . . .            (.06)(2)      (.01)          .08

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (5.73)         8.23          3.28

                                                                                          ______        ______        ______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . . . . .           (5.79)         8.22          3.36

                                                                                          ______        ______        ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . . . . .              --          (.04)         (.04)

   Dividends from net realized gain on investments . . . . . . . . . . . . . . .           (1.05)        (1.75)         (.02)

                                                                                          ______        ______        ______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (1.05)        (1.79)         (.06)

                                                                                          ______        ______        ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . .          $15.39        $22.23        $15.80

                                                                                          ======        ======        ======


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (27.32%)       55.45%        26.88%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . . . . . . . . . . . . .            1.29%         1.25%         1.18%(3)

   Ratio of interest expense, loan commitment fees and

       dividends on securities sold short to average net assets  . . . . . . . .             .01%          .01%          .01%(3)

   Ratio of net investment income (loss)

       to average net assets . . . . . . . . . . . . . . . . . . . . . . . . . .            (.25%)        (.14%)         .56%(3)

   Decrease reflected in above expense ratios

       due to undertakings by the Manager  . . . . . . . . . . . . . . . . . . .              --           .26%         1.13%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . .          168.72%       154.92%       266.80%(3)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . . . .          $80,300       $81,494        $3,591
-----------------------------

(1)  From September 29, 1995 (commencement of operations) to August 31, 1996.

(2)  Based on average shares outstanding at each month end.

(3)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Midcap Value Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is to provide investment results that exceed the total return performance of publicly traded common stocks in the aggregate, as represented by a recognized index of mid cap stocks. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that funds' operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

As of August 31, 1998, the Fund reclassified certain components of net assets. The reclassifications resulted in a net decrease to accumulated net investment loss of $359,282, a decrease in accumulated net realized gain (loss) on investments of $358,226 and a decrease in paid-in capital of $1,056. Net assets were not affected by these reclassifications.

DREYFUS MIDCAP VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--BANK LINES OF CREDIT:

  In accordance with an agreement with a bank, the Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit.
Interest on borrowings is charged at rates which are related to the Federal Funds rate in effect from time to time.

  The Fund also participates with other Dreyfus-managed funds in a $600 million redemption credit facility
(the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 1998, the Fund did not borrow under the Facility.

  The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended August 31, 1998 was approximately $263,000, with a related weighed average annualized interest rate of 6.09%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1998, the Fund was charged $313,836 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended August 31, 1998, the Fund was charged $99,998 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended August 31, 1998, the Fund was charged $23,738 pursuant to the custody agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

  (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.

DREYFUS MIDCAP VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:


  (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended
August 31, 1998 is summarized as follows:

                                                                             Purchases        Sales

                                                                           _____________  _____________
Long transactions. . . . . . . . . . . . . . . . . . . . . . . . . .        $234,706,039   $202,370,176

Short sale transactions. . . . . . . . . . . . . . . . . . . . . . .           1,721,100      1,261,831

                                                                           _____________  _____________

   TOTAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $236,427,139   $203,632,007

                                                                            ============  =============

  The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.
The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and the custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At August 31, 1998 there were no securities sold short outstanding.

(B) At August 31, 1998, accumulated net unrealized depreciation on investments was $35,511,233, consisting of $992,521 gross unrealized appreciation and $36,503,754 gross unrealized depreciation.

  At August 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS MIDCAP VALUE FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS MIDCAP VALUE FUND

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Midcap Value Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of August 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Value Fund at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

October 5, 1998

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes the Fund hereby designates $.015 per share as a long-term capital gain distribution (of which 33.33% is subject to the 20% maximum Federal tax rate) of the $1.045 per share paid on December 5, 1997.

  The Fund also designates 5.182% of the ordinary dividends paid during the fiscal year ended August 31, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.



[dreyfus lion "d" logoreg.tm]


[dreyfus logo reg.tm]



DREYFUS MIDCAP VALUE FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                              258AR988

Midcap Value

Fund

Annual Report

August 31, 1998